SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report:            November 13,1997  (October 29, 1997)




                             HEALTHSOUTH Corporation
            ---------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




           Delaware                       1-10315              63-0860407
      ------------------                 ---------            ------------
        (State or Other                 (Commission         (I.R.S. Employer
 Jurisdiction of Incorporation         File Number)        Identification No.)
       or Organization)


    One HealthSouth Parkway
      Birmingham, Alabama                                           35243
 ----------------------------                                   -------------
     (Address of Principal                                       (Zip Code)
      Executive Offices)



 Registrant's Telephone Number,                                (205) 967-7116
      Including Area Code:




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Item 2.   ACQUISITION OR DISPOSITION OF ASSETS


     Effective October 29, 1997, HEALTHSOUTH Corporation, a Delaware corporation (the "Company"), through its wholly-owned subsidiary, Reid Acquisition
Corporation, a Delaware corporation (the "Subsidiary"), completed the acquisition of Horizon/CMS Healthcare Corporation, a Delaware corporation ("Horizon/CMS"), through a merger of the Subsidiary with and into Horizon/CMS. As contemplated by the terms of the Plan and Agreement of Merger by and among the parties, as amended, Horizon/CMS is the surviving corporation in the merger, and is wholly owned by the Company. Horizon/CMS stockholders received 0.84338 of a share of Common Stock, par value $.01 per share, of the Company for each share of the Common Stock, par value $.001 per share, of Horizon/CMS held by them. Based on the price of HEALTHSOUTH Common Stock on the last business day preceding the effective date of the merger, the exchange ratio represents a value of $21.51 per share to Horizon/CMS's stockholders. The transaction was accounted for as a purchase and had an approximate value of $1.65 billion, including the assumption of debt.



Item 7.   FINANCIAL STATEMENTS AND EXHIBITS


     (a) Financial Statements of Businesses Acquired.

     The required audited consolidated financial statements of Horizon/CMS at May 31, 1997 and 1996, and for each of the three years in the period ended May 31, 1997, were filed with Horizon/CMS's Annual Report on Form 10K/A Amendment No. 1 for the fiscal year ended May 31, 1997, and are hereby incorporated herein by reference. The required unaudited consolidated financial statements of Horizon/CMS at August 31, 1997, and for the period then ended, were filed with Horizon/CMS's Quarterly Report on Form 10-Q for the quarter ended August 31, 1997, and are hereby incorporated herein by reference.

     (b) Pro Forma Financial Information.

     The required pro forma consolidated financial information is as set forth under the description "SELECTED PRO FORMA FINANCIAL INFORMATION" beginning on p. 57 of the Company's Registration Statement on Form S-4 (Reg. No. 333-36419) dated September 25, 1997, and is hereby incorporated herein by reference.


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     (c) Exhibits.

          (2) Plan and Agreement of Merger, dated as of February 17, 1997, as amended, by and among HEALTHSOUTH Corporation, Reid Acquisition Corporation and Horizon/CMS Healthcare Corporation, filed as
               Annex A to the Prospectus forming a part of the Company's Registration Statement on Form S-4 (Reg. No. 333-36419), as filed with the Commission on September 25, 1997, is hereby incorporated herein by reference.

          (23-1) Consent of Arthur Andersen LLP.

          (23-2) Consent of Ernst & Young LLP.

     THE REGISTRANT UNDERTAKES TO FURNISH SUPPLEMENTALLY TO THE COMMISSION UPON REQUEST A COPY OF ANY EXHIBIT TO THE PLAN AND AGREEMENT OF MERGER, INCORPORATED BY REFERENCE HEREIN AS EXHIBIT (2).

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 1997


                                                   HEALTHSOUTH Corporation


                                                   By /s/   William W. Horton
                                                     --------------------------
                                                            William W. Horton
                                                          Senior Vice President
                                                           and Corporate Counsel




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